Third Quarter 2011 Earnings Presentation
November 2, 2011
®
®

Forward-Looking Statements &
Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-
looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential,"
"predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution, our priorities for 2011 and the proposed merger with Nicor Inc. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures including the proposed Nicor merger; limits on natural gas pipeline capacity; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions;
uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-
GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers. In addition, in this presentation, the company has presented its earnings per share excluding expenses incurred with respect to the proposed Nicor merger. As the company does not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin and non-GAAP EPS may not be comparable to similarly titled measures of another company. We also present certain non-GAAP financial measures excluding the effects of our proposed merger with Nicor. Because we complete material mergers and acquisitions only occasionally, we believe excluding these effects from certain measures is useful because they allow investors to more easily evaluate and compare the performance of the Company's core businesses from period to period. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com
®

in millions, except per share amounts	3Q11	3Q10	Change
Total Operating Revenues	$ 295	$ 346	**(15)%**
Operating Margin	**$ 183**	**$ 226**	**(19)%**
Total Operating Expenses (excluding Cost of Gas)	**159**	**164**	**(3)%**
Operating Income	**24**	**62**	**(61)%**
EBIT	**25**	**61**	**(59)%**
Interest Expense, net	**31**	**27**	**15%**
Income Tax Expense	**2**	**13**	**(85)%**
Net Income Attributable to AGLR	**$ (3)**	**$ 22**	**(114)%**
Adj. Net Income Attributable to AGLR[1]	**$ 2**	**$ 22**	**(91)%**
EPS (Diluted)	**$ (0.04)**	**$ 0.29**	**(114)%**
Adj. EPS (Diluted)[1]	**$ 0.02**	**$ 0.29**	**(93)%**
Dividend per Share	**$ 0.45**	**$ 0.44**	**2%**

AGL Resources

3Q11 Highlights
• 3Q11 GAAP EPS of $(0.04) per diluted
 share
 • Adjusted diluted EPS of $0.02, excluding
 approximately $5 million in after-tax costs related to
 the Nicor merger
 • Distribution segment EBIT up 27% in 3Q11 vs. 3Q10
 • Solid performance at SouthStar
 • Wholesale and storage markets remain challenged
• 9-mos 2011 GAAP EPS of $1.78 per diluted
 share
 • Adjusted diluted EPS of $1.98, excluding
 approximately $16 million in after-tax costs related to
 Nicor merger
• 2011 EPS estimate reduced to $2.90-$3.00
 per diluted share, excluding all effects from
 the proposed merger with Nicor
• Nicor merger process on track
 • Positive proposed order from ALJ received in
 September
 • Expect ICC consideration in November

Note: Please review the AGL Resources 10-Q as filed with the SEC on 11/2/11 for detailed information. EBIT, Adjusted Net Income and Adjusted EPS are non-
GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(1) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $5 million, net of tax.
®

$1.39
$1.65
$1.82
$2.01
$2.28
$2.48
$2.72
$2.72
$2.84
$2.88
$3.05
$3.00
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010(1)
2011 Est.(2)

$1.08
$1.08
$1.08
$1.11
$1.15
$1.30
$1.48
$1.64
$1.68
$1.72
$1.76
$1.80
77%
65%
59%
55%
50%
52%
54%
60%
59%
60%
59%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Dividend
Payout Ratio

AGL Resources

Consistent EPS and Dividend Growth
Diluted EPS Growth
Dividend Growth
2011 EPS Guidance:
$2.90-$3.00 per diluted share
Dividend increase of $0.04 approved by
Board of Directors for 2011
(1)$3.00 diluted GAAP EPS; $3.05 adjusted, excluding Nicor merger costs. Please see the appendix to this presentation or visit the investor relations section of
 www.aglresources.com for a reconciliation to GAAP.
(2) Estimate excludes all effects from the proposed merger with Nicor.
$2.90-
®

$500
$400
$300
$200
$100
$-
$(100)
millions
2006
2007
2008
2009
2010
9-mos 2011
Distribution
Retail
Wholesale
Energy Investments

$250
$200
$150
$100
$50
$-
$(50)
millions
3Q10
4Q10
1Q11
2Q11
3Q11
Distribution
Retail
Wholesale
Energy Investments

Distribution
Retail
Wholesale (n/a)
Energy Investments

AGL Resources

5

EBIT by Operating Segment
1%
81%
18%
Annual EBIT by Operating Segment
9-mos 2011 EBIT Contribution
NOTE: EBIT is a non-GAAP measure. Please see the appendix to this presentation or the investor relations section of www.aglresources.com for a reconciliation to GAAP.
Quarterly EBIT by Operating Segment
®

in millions	3Q11	3Q10	Change
Total Operating Revenues	$ 240	$ 238	1%
Operating Margin	**$ 193**	**$ 183**	**5%**
O&M	78	85	(8)%
D&A	38	35	9%
Taxes (other than income taxes)	9	8	13%
Total Operating Expenses, exc. COG	**125**	**128**	(2)%
Operating Income	**68**	**55**	**24%**
Other income	2	-	n/a
EBIT	**$ 70**	**$ 55**	**27%**

in millions	9-mos 2011	9-mos 2010	Change
Total Operating Revenues	$ 1,061	$1,064	-
Operating Margin	**$ 676**	**$ 645**	**5%**
O&M	257	258	-
D&A	109	103	6%
Taxes (other than income taxes)	27	27	-
Total Operating Expenses, exc. COG	**393**	**388**	1%
Operating Income	**283**	**257**	**10%**
Other income	4	3	(33)%
EBIT	**$ 287**	**$ 260**	**10%**

AGL Resources

• 3Q11 EBIT increased 27% vs. 3Q10
• Key drivers
 • New rates and regulatory infrastructure
 programs at Atlanta Gas Light and
 Elizabethtown Gas added $9 million of
 operating margin
 • Effective O&M expense management; costs
 down 2%, due primarily to lower annual
 incentive payout accrual
• Customer count stable
 • 2.238 million customers in 3Q11 (avg.) vs.
 2.235 million in 3Q10 (avg.)
• Virginia Natural Gas rate case update
 • Preliminary rates effective 10/1/11, subject to
 refund
 • Public hearing currently scheduled for
 November 4
 • Final rates expected to be determined in 1H12
6

Distribution
NOTE: COG = Cost of Gas
3Q11 Financial Performance Summary
®
9-mos 2011 Financial Performance Summary

in millions	3Q11	3Q10	Change
Total Operating Revenues	$ 98	$ 101	(3)%
Operating Margin	**$ 11**	**$ 10**	10%
O&M	15	18	(17)%
D&A	1	1	nm
Taxes (other than income taxes)	-	-	nm
Total Operating Expenses, exc. COG	**16**	**19**	(16)%
Operating Income	**(5)**	**(9)**	**44%**
Other income	-	-	nm
EBIT	**$ (5)**	**$ (9)**	**44%**

in millions	9-mos 2011	9-mos 2010	Change
Total Operating Revenues	$ 505	$ 611	(17)%
Operating Margin	**$ 117**	**$ 124**	**(6)%**
O&M	50	55	(9)%
D&A	2	2	-
Taxes (other than income taxes)	1	1	-
Total Operating Expenses, exc. COG	**53**	**58**	(9)%
Operating Income	**64**	**66**	**(3)%**
Other income	-	-	nm
EBIT	**$ 64**	**$ 66**	**(3)%**

AGL Resources

7

Retail
• 3Q11 EBIT up $5 MM vs. 3Q10
 • Reduced transportation and gas costs partially
 offset by lower retail price spreads
 • Operating expenses lower by $2 million year-over-
 year due primarily to lower outside services
 expenses
• Market share and customer count
 • Georgia market share is 32% at end of 3Q11
 − Year-to-date market share is stable, and
 SouthStar has achieved modest market share
 growth in Georgia five out of the last six months
 • Georgia customer count: 482K in 3Q11 vs. 487K
 in 3Q10
 • Delta SkyMiles affinity program initiated in Georgia
 market beginning October 2011; formerly a
 SCANA program
• Continue to explore opportunities to
 expand service offerings and customer
 base across multiple states
3Q11 Financial Performance Summary
®
9-mos 2011 Financial Performance Summary

in millions	3Q11	3Q10	Change
Total Operating Revenues	$ (21)	$ 32	(166)%
Operating Margin	**$ (29)**	**$ 26**	**(212)%**
O&M	7	12	(42)%
D&A	-	-	nm
Taxes (other than income taxes)	1	-	nm
Total Operating Expenses, exc. COG	**8**	**12**	(33)%
Operating Income (Loss)	**(37)**	**14**	**(364)%**
Other income	-	1	nm
EBIT	**$ (37)**	**$ 15**	**(347)%**

in millions	9-mos 2011	9-mos 2010	Change
Total Operating Revenues	$ 41	$ 91	(55)%
Operating Margin	**$ 29**	**$ 76**	**(62)%**
O&M	35	36	(3)%
D&A	1	1	-
Taxes (other than income taxes)	2	2	-
Total Operating Expenses, exc. COG	**38**	**39**	(3)%
Operating Income	**(9)**	**37**	**(124)%**
Other income	-	1	nm
EBIT	**$ (9)**	**$ 38**	**(124)%**

Note: AGL Resources' wholesale services operating segment is subject to mark-to-market gains and losses related to its hedged transportation and storage positions which can create EBIT volatility quarter to quarter and year over year.

$50
$40
$30
$20
$10
$-
$(10)
$(20)
$(30)
$(40)
$(50)
millions
3Q10
4Q10
1Q11
2Q11
3Q11
Commercial Activity
Storage Hedges
Transportation Hedges
LOCOM

AGL Resources

8

Wholesale
• 3Q11 EBIT down $52 million vs. 3Q10 due to
 lower commercial activity and reduced
 transportation and storage mark-to-market
 (MTM) gains in 3Q11
 • Commercial activity lower by $35 million y/y
 • $15 million related to Marcellus take-away
 constraints
 • $2 million related to customer bankruptcy
 • Remainder due to ongoing low volatility and
 tight storage and transportation spreads
 • $16 million lower MTM gains/losses on hedges y/y
 • $4 million higher LOCOM y/y
• $6 million in economic value at 9/30/11 in
 storage rollout vs. $6 million at 9/30/10
• Wholesale Operating Margin Components
3Q11 Financial Performance Summary
®
9-mos 2011 Financial Performance Summary

in millions	3Q11	3Q10	Change
Total Operating Revenues	$ 11	$ 8	38%
Operating Margin	**$ 9**	**$ 6**	50%
O&M	5	3	67%
D&A	2	2	0%
Taxes (other than income taxes)	-	-	nm
Total Operating Expenses, exc. COG	**7**	**5**	40%
Operating Income	**2**	**1**	**100%**
Other (loss)	-	-	nm
EBIT	**$ 2**	**$ 1**	**100%**

in millions	9-mos 2011	9-mos 2010	Change
Total Operating Revenues	$ 51	$ 45	13%
Operating Margin	**$ 26**	**$ 30**	**(13)%**
O&M	13	18	(28)%
D&A	7	5	40%
Taxes (other than income taxes)	2	2	0%
Total Operating Expenses, exc. COG	**22**	**25**	(12)%
Operating Income	**4**	**5**	**(20)%**
Other (loss)	-	(1)	nm
EBIT	**$ 4**	**$ 4**	**-**

Note: AGL Resources sold AGL Networks in July 2010, impacting yty metrics for our Energy Investments segment.

AGL Resources

9

Energy Investments
• 3Q11 EBIT of $2 million
• Golden Triangle Storage
 • Cavern 1 in service (6 Bcf)
 - As of 7/1/11, Cavern 1 is 100% contracted, inclusive
 of 2 Bcf Sequent contract
 - Overall average subscription rate of $0.14
 • Cavern 2 under construction (7 Bcf)
 - Completion expected in 2012
 • Storage values remain depressed due to high supply
 of natural gas and reduced demand
• Jefferson Island Storage and Hub
 • As of 7/1/11 JISH is 93% contracted with an overall
 average subscription rate of $0.19, inclusive of 2 Bcf
 Sequent contract
 • Expansion permit application remains under review
 by Louisiana Department of Natural Resources
 • If approved, facility could expand from 7.5 Bcf to
 19.5 Bcf
3Q11 Financial Performance Summary
®
9-mos 2011 Financial Performance Summary

in millions	9/3/02011	12/31/10	9/30/10
Assets			
Cash & Receivables	$ 804	$ 1,186	$ 574
Inventories	635	639	668
Other current assets	362	341	386
PPE (net)	4,635	4,405	4,293
Other deferred debits	1,023	949	955
Total Assets	**$ 7,459**	**$ 7,520**	**$ 6,876**
Liabilities and Equity			
Current Liabilities	$ 1,140	$ 2,432	$ 2,064
Long-Term Debt	2,687	1,671	1,512
Other Liabilities	1,751	1,581	1,486
Total Liabilities	5,578	5,684	5,062
Total Equity	$ 1,881	$ 1,836	$ 1,814
Total Liabilities and Equity	**$ 7,459**	**$ 7,520**	**$ 6,876**

AGL Resources

Balance Sheet Highlights

• Solid balance sheet with significant
 opportunity to fund growth capital
 requirements
 • Good access to capital markets
 • Company credit metrics support solid, investment-
 grade ratings
• Debt financing for Nicor transaction
 effectively complete
 • $500 million of senior unsecured notes issued
 September 2011 ($300 million in 10-yr tranche, $200
 million in 30-yr tranche)
 • $275 million private placement completed in August
 2011 ($120 million in 5-yr tranche, $155 million in 7-yr
 tranche)
 • $500 million in senior unsecured notes issued March
 2011 (30-yr), of which $200 million related to Nicor
 transaction
• $2.7 billion debt outstanding
 • Long-term debt $2.69 billion
 • Short-term debt of $17 million
 • Debt to Cap Ratio: 59%
• 2011 cap ex estimated at $435 million
®

Lower Consumption July/August 2011 vs. 2010

Increases only seen in Texas and Midcontinent

↓ -17%
High levels of hydro served incremental power demand.
↓ -7%
↑ 13%
Intrastate pipelines serve majority of power plants
↓ -7%
↓ -1%
Temperature Change
July/August Average 2011 to 2010
-2.55 - -1.73
-1.72 - -1.13
-1.12 - -0.69
-0.68 - -0.37
-0.36 - 0.06
0.07 - 0.66
0.67 - 1.49
1.50 - 2.62
2.63 - 4.19
4.20 - 6.35

*Source: 85 U.S. City/Airport Weather Stations Interpolated using ESRI ArcGIS Geostatistical Analyst

July/August Average Gas Fired Generation Supply

(Bcf/d)	2011	2010	% Change
Texas & Midcon	8.0	7.1	13%
Midwest	1.7	1.9	-7%
Northeast	6.0	6.5	-7%
Southeast	8.3	8.4	-1%
West	4.5	5.4	-17%
U.S	**28.5**	**29.2**	**-2%**

11

AGL Resources

Weather and Gas Fired Power Generation
Consumption estimates from Bentek Energy

$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$/MMBtu
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
As of 9/30/08
As of 9/30/09
As of 9/30/10
As of 9/30/11

$0.00
($0.50)
($1.00)
($1.50)
($2.00)
($2.50)
($3.00)
($3.50)
($4.00)
($4.50)
($5.00)
Sep-03
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11

AGL Resources

Natural Gas Storage Spreads

Max Spreads
2009
$1.385
2009
$1.402
2009
$1.035
2009
$0.770
Historical Intrinsic Value of Storage
Delivery Month
Continuous Storage Spreads (Oct/Jan)
• Significant increase in shale gas
 production is causing excess
 supply and compression of price
 spreads
 • Production has increased by almost 5
 Bcf/day in past year
• Flattening of NYMEX curve has
 negative impact on storage
 optimization values
 •  Summer-to-winter spreads down by ~50%
 over past few years
• 3Q11 impact of reduced storage
 spreads approximately $11 million
 year-over-year for Sequent
• 9-mos 2011 impact of reduced
 storage spreads approximately $22
 million year-over-year for Sequent
Source for both charts: NYMEX

13

Nicor Merger Update
• Regulatory approval process underway, continue to anticipate closing in before year end
 • All major regulatory approvals received, with the exception of the Illinois Commerce
 Commission (ICC)
 • Proposed order received from Administrative Law Judge in September
 • Expect consideration before ICC in November
• Operations preparing for integration
Dec 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Transaction
Announced
Joint ICC Approval
Request Filed 1/18/11
Secure Regulatory Approvals
AGL Resources and
Nicor Shareholder
Approvals Received
Develop Transition Implementation Plans
Close Transaction
Long
-
Term Financing for Cash
Consideration Complete
Initial S-4 Registration
Statement Filed 2/4/11
Hart-Scott-Rodino
Approval Received
ICC Hearings held
July 19-20
SEC S-4 Registration
Declared Effective
®
ALJ Proposed Order
Received Sept 29
Anticipate ICC
Consideration
Nov/Dec

2011 Priorities
• Close Nicor transaction by year-end 2011
• Develop and implement integration plan
• Continue safe and efficient operations at our distribution businesses
• Complete rate case at Virginia Natural Gas
 • Seeking $25 million increase
 • VNG customers have not seen an increase in their approved base rates since 1996
• Continue to pursue responsible growth opportunities in retail and wholesale businesses
• Reposition wholesale services to be successful in a potentially prolonged period of reduced volatility
M&A
Distribution
Retail &
Wholesale
Energy
Investments
Policy
Expense &
Balance Sheet
Discipline
• Increase contracted capacity at Golden Triangle Storage
• Work toward completion of Cavern 2 in early 2012
• Effectively control expenses and focus on capital discipline in each of our business segments
• Maintain strong balance sheet and liquidity profile
• Continue to actively manage issues related to energy and environmental policy and regulation
®

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Investor Relations
AGL Resources (NYSE: AGL), a Fortune 1000 corporation, is well-positioned to be the preeminent distributor of natural gas on the East Coast, with six utilities serving 2.2 million customers. This core business is supported by related companies – an asset management company, salt-dome storage facilities and an active business development division – dedicated to ensuring a reliable supply of natural gas to AGL Resources' residential, commercial and industrial customers.
Over the past five years, AGL Resources has transformed its operations from a traditional regional utility company to a modern, high-performance, multi-regional energy company. During that time, the company has expanded its operations significantly through a combination of acquisitions, development activities and the implementation of technology solutions across each of its business units.
Click here for Quick Facts on AGL Resources ›
Contact for Institutional Investors:
Sarah Stashak
Director, Investor Relations
404-584-4577
sstashak@aglresources.com
Contact for Shareholder Services:
Click here for full shareholder services contact information or e-mail investors@aglresources.com.
Investor Relations Mailing Address:
AGL Resources Investor Relations
P.O. Box 4569
Atlanta, GA 30302-4569
Recent News
Date | Title
Jan. 21, 2011 | AGL Resources to Host Fourth Quarter and Year-End 2010 Earnings Conference Call and Webcast
Jan. 18, 2011 | AGL Resources, Nicor File Joint Application With Illinois
NYSE: AGL $36.16 -0.37
Jan 26 2011 2:28PM ET
PRESS RELEASES
SEC FILINGS
WEBCASTS AND EVENTS
AGL Resources Quick Facts
Headquarters: Atlanta
Employees: 2,400
Customers Served: 2.3 million
Ticker Symbols: AGL (NYSE)
Newspaper Listing: AGL Res
Natural gas: It's elemental
2009 Annual Report ›
Footprint Map
than 2 million
› Use the natural gas advantage

AGL Resources

Additional Resources

Company resources
• www.aglresources.com
• Sarah Stashak
 Director, Investor Relations
 404-584-4577
 sstashak@aglresources.com
Industry resources
• www.aga.org
• www.eia.doe.gov
®

Appendix & GAAP Reconciliations
®

in millions, except per share amounts	9-mos 2011	9-mos 2010	Change
Total Operating Revenues	$ 1,548	$1,708	**(9)%**
Operating Margin	**$ 847**	**$ 876**	**(3)%**
Total Operating Expenses (excluding Cost of Gas)	**525**	**513**	**2%**
Operating Income	**322**	**363**	**(11)%**
EBIT	**326**	**364**	**(10)%**
Interest Expense, net	**92**	**81**	**14%**
Income Tax Expense	**85**	**103**	**(17)%**
Net Income Attributable to AGLR	**$ 139**	**$ 170**	**(18)%**
Adj. Net Income Attributable to AGLR[1]	**$ 155**	**$ 170**	**(9)%**
EPS (Diluted)	**$ 1.78**	**$ 2.19**	**(19)%**
Adj. EPS (Diluted)[1]	**$ 1.98**	**$ 2.19**	**(10)%**
Dividend per Share	**$ 1.35**	**$ 1.32**	**2%**

AGL Resources

9-months 2011 Highlights

Note: Please review the AGL Resources 10-Q as filed with the SEC on 11/2/11 for detailed information. EBIT, Adjusted Net Income and Adjusted EPS are non-
GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(1) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $16 million, net of tax.
®

18

VNG Rate Case Update
• Virginia Natural Gas filed a rate case with the Virginia State Corporation
 Commission (VSCC) on February 8, 2011
 • Seeking $25 million increase
 • Mitigation plan proposes rates to be phased in over three years
 • ~$15 million related to Hampton Roads Crossing pipeline construction (completed in 2010), which has been recovered via AFUDC to date
 • ~$10 million related to base operating expenses
 • Rates effective October 1, 2011, subject to refund
 • Hearing scheduled for November 4, 2011
 • Final Commission order expected May 2012
Rate Case Filed
2/8/11
®
Hearings
11/04/11
Rates
Effective
Subject to
Refund
10/1/11
Hearing
Examiner’s
Report
March 2012
Final
Commission
Order
May 2012

Detailed Utility Profile as of 12/31/10

State	Rate Base (mm)	% of Total	Authorized Return on Rate Base	Est. 2010 Return on Rate Base	Authorized Return on Equity	Est. 2010 Return on Equity	Customers (mm)	% of Total	Regulatory Attributes

Georgia	$1,312	52%	8.10%	7.26%	10.75%	9.10%	1.5	68%	Decoupling, Regulatory Infrastructure Program Rates, M&A Synergy Sharing
New Jersey	435	17%	7.64%	7.87%	10.30%	10.76%	0.3	12%	Weather Normalization, Regulatory Infrastructure Program Rates
Virginia	502	20%	9.24%	8.24%	10.90%	9.62%	0.3	12%	Decoupling, Weather Normalization
Florida	164	7%	7.36%	5.04%	11.25%	6.22%	0.1	5%	Negotiated Rates Over 5-yr Period
Tennessee	91	4%	7.41%	8.98%	10.05%	13.45%	0.1	3%	Revenue Normalization
Total	$ 2,504	100%	NA	NA	NA	NA	2.3	100%
Note: Please review the AGL Resources 10-K as filed with the SEC on 2/9/11 for detailed information.
®

In millions	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010
Operating revenues	$295	$346	$1,548	$1,708
Cost of gas (COG)	112	120	701	832
Operating margin	183	226	847	876
Operating expenses				
Operation and maintenance	105	114	363	358
Depreciation and amortization	43	40	126	119
Taxes other than income	11	10	36	36
Total operating expenses, exc. COG	159	164	525	513
Operating Income	24	62	322	363
Other income	1	(1)	4	1
EBIT	**25**	**61**	**326**	**364**
Interest expense, net	31	27	92	81
Earnings before income taxes	(6)	34	234	283
Income tax expense	(2)	13	85	103
Net income	**(4)**	**21**	**149**	**180**
Less: net income attributable to the noncontrolling interest	(1)	(1)	10	10
Net income attributable to AGL - as reported	**(3)**	**22**	**139**	**170**
Impact of Nicor transaction costs, net of tax	5	-	16	-
Net income attributable to AGL - as adjusted	**$2**	**$22**	**$155**	**$170**

AGL Resources

The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes and net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, for the three and nine months ended September 30, 2011 and 2010.
GAAP Reconciliation
®

3Q11

in millions	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 206	$ 98	$ (21)	$ 11	$ 1	$ 295
Intersegment Revenues	34	-	-	-	(34)	-
Total Operating Revenues	**240**	**98**	**(21)**	**11**	**(33)**	**295**
Cost of Gas (COG)	47	87	8	2	(32)	112
Operating Margin	**193**	**11**	**(29)**	**9**	**(1)**	**183**
Operating Expenses						-
Operation & Maintenance	78	15	7	5	-	105
Depreciation & Amortization	38	1	-	2	2	43
Taxes Other Than Income	9	-	1	-	1	11
Total Operating Expenses, exc. COG	**125**	**16**	**8**	**7**	**3**	**159**
Operating Income (loss)	**68**	**(5)**	**(37)**	**2**	**(4)**	**24**
Other income (expense)	2	-	-	-	(1)	1
EBIT	**$ 70**	**$ (5)**	**$ (37)**	**$ 2**	**$ (5)**	**$ 25**

3Q10

in millions	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 204	$ 101	$ 32	$ 8	$ 1	$ 346
Intersegment Revenues	34	-	-	-	(34)	-
Total Operating Revenues	**238**	**101**	**32**	**8**	**(33)**	**346**
Cost of Gas (COG)	55	91	6	2	(34)	120
Operating Margin	**183**	**10**	**26**	**6**	**1**	**226**
Operating Expenses						-
Operation & Maintenance	85	18	12	3	(4)	114
Depreciation & Amortization	35	1	-	2	2	40
Taxes Other Than Income	8	-	-	-	2	10
Total Operating Expenses, exc. COG	**128**	**19**	**12**	**5**	**-**	**164**
Operating Income (loss)	**55**	**(9)**	**14**	**1**	**1**	**62**
Other income (expense)	-	-	1	-	(2)	(1)
EBIT	**$ 55**	**$ (9)**	**$ 15**	**$ 1**	**$ (1)**	**$ 61**

21

AGL Resources

GAAP Reconciliation
®

9-Months Ended 9/30/11

in millions	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 948	$ 505	$ 41	$ 51	$ 3	$ 1,548
Intersegment Revenues	113	-	-	-	(113)	-
Total Operating Revenues	**1,061**	**505**	**41**	**51**	**(110)**	**1,548**
Cost of Gas (COG)	385	388	12	25	(109)	701
Operating Margin	**676**	**117**	**29**	**26**	**(1)**	**847**
Operating Expenses						-
Operation & Maintenance	257	50	35	13	8	363
Depreciation & Amortization	109	2	1	7	7	126
Taxes Other Than Income	27	1	2	2	4	36
Total Operating Expenses, exc. COG	**393**	**53**	**38**	**22**	**19**	**525**
Operating Income (loss)	**283**	**64**	**(9)**	**4**	**(20)**	**322**
Other income	4	-	-	-	-	4
EBIT	**$ 287**	**$ 64**	**$ (9)**	**$ 4**	**$ (20)**	**$ 326**

9-Months Ended 9/30/10

in millions	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 958	$ 611	$ 91	$ 45	$ 3	
Intersegment Revenues	106	-	-	-	(106)	
Total Operating Revenues	**1,064**	**611**	**91**	**45**	**(103)**	**1,708**
Cost of Gas (COG)	419	487	15	15	(104)	832
Operating Margin	**645**	**124**	**76**	**30**	**1**	**876**
Operating Expenses						-
Operation & Maintenance	258	55	36	18	(9)	358
Depreciation & Amortization	103	2	1	5	8	119
Taxes Other Than Income	27	1	2	2	4	36
Total Operating Expenses, exc. COG	**388**	**58**	**39**	**25**	**3**	**513**
Operating Income (loss)	**257**	**66**	**37**	**5**	**(2)**	**363**
Other income	3	-	1	(1)	(2)	1
EBIT	**$ 260**	**$ 66**	**$ 38**	**$ 4**	**$ (4)**	**$ 364**

22

AGL Resources

GAAP Reconciliation
The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the nine months ended September 30, 2011 and 2010.
®

Three months ended September 30, 2011	Nine months ended September 30, 2011
Basic earnings per share – as reported	$(0.04)	$1.79
Transaction costs of Nicor merger	0.06	0.21
Basic earnings per share – as adjusted	**$0.02**	**$2.00**

	Three months ended September 30, 2011	Nine months ended September 30, 2011
Diluted earnings per share – as reported	$(0.04)	$1.78
Transaction costs of Nicor merger	0.06	0.21
Diluted earnings per share – as adjusted	**$0.02**	**$1.99**

AGL Resources

GAAP Reconciliation
The following tables set forth a reconciliation of AGL Resources’ Basic and Diluted earnings per share - as reported (GAAP) to Basic and Diluted earnings per share - as adjusted (Non-GAAP; excluding Nicor merger costs), for the indicated periods.
®

GAAP Reconciliation
Reconciliations of operating margin, EBIT by segment and EPS excluding merger expenses are available in our quarterly reports (Form 10-Q) and annual reports (Form 10-K) filed with the Securities and Exchange Commission.
Our management evaluates segment financial performance based on EBIT, which includes the effects of corporate expense allocations. EBIT is a non-
GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. We evaluate each of these items on a consolidated level and believe EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-
looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP net income, because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, taxes other than income taxes, and the gain or loss on the sale of our assets. These items are included in our calculation of operating income. We believe operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
We present our EPS excluding expenses incurred with respect to the proposed merger with Nicor. As we do not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently do not regularly incur transaction related expenses of correlative size, we believe presenting
EPS excluding Nicor merger expenses provides investors with an additional measure of our core operating performance.
EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, our operating performance than operating income or net income, as determined in accordance with GAAP. In addition, our EBIT, operating margin and non-
GAAP EPS may not be comparable to similarly titled measures of another company.
Net income attributable to AGL Resources, as adjusted and Basic and Diluted earnings per share, as adjusted are non-GAAP measures and exclude transaction costs related to the proposed merger with Nicor. We believe these financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.
The presentation of these financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
®

Additional Information
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-
172084), as amended, which is publicly available, that includes a definitive joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. AGL Resources and Nicor mailed the definitive joint proxy statement/prospectus on or about May 10, 2011 to their respective stockholders of record as of April 18, 2011. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY
STATEMENT/PROSPECTUS CAREFULLY, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN
IMPORTANT INFORMATION ABOUT AGL RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab
Investor Relations/SEC Filings or by directing a request to AGL Resources Inc., P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to
Nicor Inc., P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the definitive joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by
AGL Resources on March 14, 2011, and information regarding Nicor directors and executive officers is available in the definitive joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on
April 19, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
®